UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported) December 17, 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



 Delaware                        1-9566                         95-4087449
(State of Incorporation)  (Commission File No.)(IRS Employer Identification No)



  401 Wilshire Boulevard, Santa Monica, California, 90401-1490
       (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a 12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act 917 CFR 240.13e-4(c))


                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of October 31, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.0     Monthly Financial Data as of November 30, 2004 (Unconsolidated)

                              S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated December 17, 2004                     By:/s/Douglas J. Goddard
                                                ----------------------
                                                  Douglas J. Goddard
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                              Page

99.0     Monthly Financial Information as of November 30, 2004      4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited

                             (Dollars in thousands)

                                       As of, for the     As of, for the    As of, for the    As of, for the 11   As of, for the 11
                                       month ended        month ended       month ended       months ended        months ended
                                       November, 30       October, 31       November 30,      November 30,        November 30,
                                          2004                2004              2003              2004               2003
                                          ----                ----              ----              ----               ----

Cash and investment securities       $      295,728   $       309,447    $        124,513    $        295,728    $         124,513
Total assets                         $    7,079,368   $     6,714,227    $      4,660,040    $      7,079,368    $       4,660,040

LOANS:
Total mortgage-backed securities     $      100,334   $       103,560    $        140,786    $        100,334    $         140,786
Total loans, net                     $    6,480,428   $     6,104,738    $      4,252,826    $      6,480,428    $       4,252,826

Loans originated/purchased:
  Single family loans                $      363,885   $       301,572    $        145,713    $      2,642,055    $       1,528,305
  Multi-family loans                         94,235            62,639              48,376             610,142              438,504
  Commercial real estate loans                9,750             9,801               1,500              51,782               34,187
  Other                                       6,540             5,787               2,974              71,317               48,328
                                        --------------    --------------    ---------------      ---------------    ---------------
                                     $      474,410   $       379,799    $        198,563    $      3,375,296    $       2,049,324
                                        ==============    ==============    ===============      ===============    ===============

Percentage of ARMs originated:                 100%              100%                 94%                 99%                  75%

Loan repayments:
  Single family loans                $       69,037   $        83,891    $         42,427    $        843,553   $          887,852
  Multi-family and commercial real
     estate loans                            32,847            18,389              85,546             415,749              640,509
  Other                                       2,117             3,012               4,979              39,145               50,051
                                        --------------    --------------    ---------------     ----------------    ---------------
                                     $      104,001   $       105,292    $        132,952    $      1,298,447   $        1,578,412
                                        ==============    ==============    ===============     ================    ===============

Loans sold                           $           --   $           --     $          1,220    $             --   $           85,011

Average rate on loans
   originated/purchased                       4.62%             4.55%               4.55%               4.48%                4.89%
Percentage of portfolio in
   adjustable rate loans                     90.74%            89.96%              78.26%              90.74%               78.26%
Non-performing assets
   to total assets                            0.02%             0.03%               0.12%               0.02%                0.12%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $    2,735,600   $     2,584,500    $      1,507,000    $      2,735,600  $         1,507,000
Reverse
repurchase                           $      192,000   $       192,000    $        122,622    $        192,000  $           122,622
   agreements

DEPOSITS:
Retail deposits                      $    2,540,976   $     2,556,835    $      2,506,572    $      2,540,976  $         2,506,572
Wholesale deposits                        1,109,000           881,774              58,096           1,109,000               58,096
                                       --------------    -------------     ---------------     --------------        --------------
                                     $    3,649,976   $     3,438,609    $      2,564,668    $      3,649,976  $         2,564,668
                                       ==============    =============     ===============     ==============        ==============

Net increase (decrease)              $      211,367   $       165,275    $         19,458    $      1,092,550  $            19,634

AVERAGE INTEREST RATES:
Yield on loans                                4.62%             4.54%               5.13%               4.68%                5.54%
Yield on investments                          3.12%             3.13%               1.40%               2.74%                2.23%
Yield on earning assets                       4.55%             4.47%               5.06%               4.59%                5.45%
Cost of deposits                              1.62%             1.52%               1.36%               1.37%                1.58%
Cost of borrowings                            2.51%             2.55%               2.99%               2.53%                3.24%
Cost of money                                 2.01%             1.98%               1.98%               1.89%                2.20%
Earnings spread                               2.54%             2.49%               3.08%               2.70%                3.25%
Effective net spread                          2.62%             2.57%               3.21%               2.78%                3.38%